UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                November 3, 2009
                                ----------------
                       (Date of earliest event reported)

                        American Public Education, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

            Delaware                 001-33810             01-0724376
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  (State or other jurisdiction      (Commission          (I.R.S. Employer
         of Incorporation)          File Number)        Identification No.)

   111 W. Congress Street
Charles Town, West Virginia          25414                  304-724-3700
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  (Address of principal            (Zip Code)     (Registrant's telephone number
   executive offices)                                    including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))
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Item 5.02 Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Mark Leuba, Senior Vice President, Information Technology of American Public University System, Inc. (the "University"), a wholly-owned subsidiary of American Public Education, Inc. (the "Company"), ceased to serve as an executive officer of the Company in connection with the execution of the Separation Agreement and General Release described below and resigned his position effective December 4, 2009.

(e) On November 3, 2009, the University and Mark Leuba executed a Separation Agreement and General Release in connection with Mr. Leuba's expected departure from the University. The Separation Agreement provides, among other things, that Mr. Leuba would resign from his position on or before December 4, 2009, will be entitled to receive executive placement services for three months, will be reimbursed for COBRA expenses through May 31, 2010 and would execute a Consulting Agreement for which he will receive a $100,000 retainer. The Separation Agreement and General Release also contains a general release by Mr. Leuba in favor of the University. The Consulting Agreement provides that in consideration of the retainer, Mr. Leuba will provide technology consulting services to the Company through May 31, 2010. As an independent consultant to the Company, Mr. Leuba will continue to vest in equity awards previously granted to him during the term he serves as a consultant.

The foregoing descriptions of the Separation Agreement and General Release and the Consulting Agreement are qualified in their entirety by reference to the actual agreements, copies of which are attached to this current report as Exhibits 10.1 and 10.2, respectively, and are incorporated by reference herein.
Item 9.01.  Financial Statements and Exhibits.

(d)     Exhibits

Exhibit 10.1 Separation Agreement and General Release between American Public University System, Inc. and Mark Leuba.
Exhibit 10.2 Consulting Agreement between American Public Education, Inc. and Mark Leuba.

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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   American Public Education, Inc.

Date: December 28, 2009            By: /s/ Harry T. Wilkins
                                       --------------------------------------
                                       Harry T. Wilkins, Executive Vice
                                       President and Chief Financial Officer

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                               INDEX TO EXHIBITS

Exhibit No.     Description
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Exhibit 10.1    Separation Agreement and General Release between American
                Public University System, Inc. and Mark Leuba.
Exhibit 10.2    Consulting Agreement between American Public Education, Inc.
                and Mark Leuba.